For immediate release Contact: Mike Knapp Investor Relations Phone: 630.238.5236 Email: mike.knapp@knowles.com KNOWLES ANNOUNCES PRELIMINARY Q4 2020 RESULTS AND SETS DATE FOR Q4 EARNINGS CALL Expected Q4 Sales of Approximately $243 Million Driven by Strong MEMS Microphone Demand and Improving Trends in Hearing Health ITASCA, Ill., Jan. 11, 2021 — Knowles Corporation (NYSE: KN), a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, today announced preliminary results for the quarter ended December 31, 2020. The Company expects revenue, gross profit margin and diluted earnings per share from continuing operations for the fourth quarter of 2020 to be as follows: *Q4 2020 GAAP results are expected to include approximately $0.05 per share in stock-based compensation and $0.03 per share in amortization of intangibles and debt discount, which amounts have been excluded on a non-GAAP basis for purposes of calculating the expected non-GAAP results. “Fourth quarter revenue and EPS are expected to be well above the high end of our prior guidance, primarily driven by stronger-than-expected MEMS microphone demand in multiple end markets and improving trends in our Hearing Health business. Precision Device revenues are expected to be in line with our prior guidance despite shipments into medtech and defense markets which continue to be impacted by COVID-19. Overall, we were able to deliver these results through a combination of improving demand and solid execution across the markets we serve, which I believe positions us well to deliver strong growth in revenue and earnings in 2021,” said Jeffrey Niew, president and CEO of Knowles. ““I believe our strategy to invest in high value solutions for a diverse set of growing end markets will drive shareholder value in 2021 and beyond.” Preliminary Results Prior Guidance GAAP Non-GAAP* GAAP Non-GAAP* Revenues $243 million $243 Million $210 to $225 million $210 to $225 million Gross Profit Margin 36.0% to 38.0% 37.0% to 39.0% 35.0% to 37.0% 36.0% to 38.0% EPS $0.28 to $0.32 $0.36 to $0.40 $0.19 to $0.25 $0.27 to $0.33

1/11/2021 Page 2 Webcast and Conference Call Information The Company will provide a more detailed review of its financial results and business when it reports its fourth quarter and full year 2020 results on February 4, 2021. Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://investor.knowles.com. The live webcast will begin on February 4, 2021 at 3:30 p.m. Central time. The webcast replay will be available after 7:00 p.m. Central time that day. Investors can also listen to the conference call at 3:30 p.m. Central time on February 4, 2021 by calling (844) 589- 0917 (United States) or (647) 253-8649 (International). The conference call replay will be available after 7:00 p.m. Central time February 4, 2021 through 11:59 p.m. Central time on February 11, 2021 at (800) 585-8367 (United States) or (416) 621-4642 (International). The access code is 6778685. A webcast replay will also be accessible via the Knowles website at http://investor.knowles.com. Preliminary Financial Information Preliminary financial results included in this press release represent the most current information available to management. The Company has not completed its customary financial closing procedures for the quarter ended December 31, 2020, nor have the financial results been audited, and the company’s actual results could vary materially from the preliminary estimates. As a result, investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. These preliminary estimates are not meant to be a comprehensive statement of our financial results for the fourth quarter ended December 31, 2020 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. The Company anticipates filing a more detailed press release regarding its fourth quarter and fiscal year 2020 financial results on Form 8-K on February 4, 2021, as well as filing its Form 10-K for the fiscal year ended December 31, 2020 shortly thereafter. Non-GAAP Financial Measures In addition to the expected GAAP results included in this press release, Knowles has presented expected non- GAAP revenue, gross profit, and diluted earnings per share on a non-GAAP basis that exclude certain amounts that would be included in the most directly comparable GAAP measure. Expected non-GAAP results are not presented in accordance with GAAP. Expected non-GAAP information should be considered a supplement to, and not a substitute for, expected results presented in accordance with GAAP. In addition, the expected non- GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance including, for example, stock-based compensation, certain intangibles amortization expense, impairment charges, restructuring, production transfer costs, and other charges which management considers to be outside our core operating results. Knowles believes that its presentation of these expected non- GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. About Knowles Knowles Corporation (NYSE: KN) is a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, serving the mobile consumer electronics, communications, medtech, defense, automotive, and industrial markets. Knowles uses its leading position in MEMS (micro-electro-

1/11/2021 Page 3 mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in mobile, ear, and IoT applications. Knowles is also the leader in acoustic components, high-end capacitors, and mmWave RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing, and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in 12 countries. The company continues to invest in high value solutions to diversify its revenue and increase exposure to high growth markets. For more information, visit knowles.com. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations and financial performance and our continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this press release are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the COVID-19 pandemic and governmental responses to it, including but not limited to, the impact on our supply chain, customer demand, and costs associated with our operations. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; risks associated with shareholder activism, including proxy contests; our ability to achieve continued reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.